                                                                     Exhibit 24

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Software AG Systems, Inc., a corporation organized under the laws of the State of Delaware, hereby constitutes and appoints Daniel F. Gillis, Harry K. McCreery and Katherine E. Butler, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix his seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) an Annual Report on Form 10-K or any other appropriate form and all amendments or supplements thereto with all exhibits and any and all documents required to be filed with respect thereto, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned director has hereunto set his hand and seal, as of the date specified.

                                          /s/ Dr. Philip S. Dauber
                                          _____________________________________
                                          Signature

                                          Dr. Philip S. Dauber
                                          _____________________________________
                                          Name

February 5, 1999

                                                                     Exhibit 24

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Software AG Systems, Inc., a corporation organized under the laws of the State of Delaware, hereby constitutes and appoints Daniel F. Gillis, Harry K. McCreery and Katherine E. Butler, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix his seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) an Annual Report on Form 10-K or any other appropriate form and all amendments or supplements thereto with all exhibits and any and all documents required to be filed with respect thereto, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned director has hereunto set his hand and seal, as of the date specified.

                                          /s/ Dr. Erwin Koenigs
                                          _____________________________________
                                          Signature

                                          Dr. Erwin Koenigs
                                          _____________________________________
                                          Name

February 17, 1999

                                                                     Exhibit 24

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Software AG Systems, Inc., a corporation organized under the laws of the State of Delaware, hereby constitutes and appoints Daniel F. Gillis, Harry K. McCreery and Katherine E. Butler, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix his seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) an Annual Report on Form 10-K or any other appropriate form and all amendments or supplements thereto with all exhibits and any and all documents required to be filed with respect thereto, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned director has hereunto set his hand and seal, as of the date specified.

                                          /s/ Edward E. Lucente
                                          _____________________________________
                                          Signature

                                          Edward E. Lucente
                                          _____________________________________
                                          Name

February 9, 1999

                                                                     Exhibit 24

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Software AG Systems, Inc., a corporation organized under the laws of the State of Delaware, hereby constitutes and appoints Daniel F. Gillis, Harry K. McCreery and Katherine E. Butler, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix his seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) an Annual Report on Form 10-K or any other appropriate form and all amendments or supplements thereto with all exhibits and any and all documents required to be filed with respect thereto, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned director has hereunto set his hand and seal, as of the date specified.

                                          /s/ Carl J. Rickertsen
                                          _____________________________________
                                          Signature

                                          Carl J. Rickertsen
                                          _____________________________________
                                          Name

February 16, 1999

                                                                     Exhibit 24

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Software AG Systems, Inc., a corporation organized under the laws of the State of Delaware, hereby constitutes and appoints Daniel F. Gillis, Harry K. McCreery and Katherine E. Butler, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix his seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) an Annual Report on Form 10-K or any other appropriate form and all amendments or supplements thereto with all exhibits and any and all documents required to be filed with respect thereto, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned director has hereunto set his hand and seal, as of the date specified.

                                          /s/ Dr. Paul G. Stern
                                          _____________________________________
                                          Signature

                                          Dr. Paul G. Stern
                                          _____________________________________
                                          Name

February 5, 1999